SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  April 28, 1998


                       Data Systems Network Corporation
            (Exact name of registrant as specified in its charter)


                                   Michigan
                (State or other jurisdiction of incorporation)


       1-13424                                    38-2649874
(Commission File Number)               (IRS Employer Identification No.)

   34705 West Twelve Mile Road, Suite 300, Farmington Hills, Michigan 48331
             (Address of principal executive offices)   (Zip Code)


      Registrant's telephone number, including area code:  (248) 489-8700

                                Not Applicable
         (Former name or former address, if changed since last report)



































ITEM 5.  OTHER EVENTS.

         On April 28, Data Systems Network Corporation issued a press release announcing certain matters, including that the company had completed its search for a permanent Chief Financial Officer and that it expected its 1997 audit to be completed within the next few weeks. The press release is attached hereto as Exhibits 99.1, and incorporated herein by reference.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1     Press Release, dated April 28, 1998


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


May 7, 1998                           DATA SYSTEMS NETWORK CORPORATION


                                      By: /s/ Michael W. Grieves
                                          ----------------------------------
                                          Michael W. Grieves
                                          Chairman, President and Chief
                                          Executive Officer